THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10 (VCA 10)

PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 11 (VCA 11)

PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 24 (VCA 24)

The Medley Program
Supplement to Prospectus Dated May 1, 2025
Supplement Dated October 31, 2025

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

PROSPECTUS CHANGE

Effective November 3, 2025, in the section entitled Policies of the VCA Accounts, the sub-section entitled “Frequent Trading Policy of VCA 10, VCA 11, and VCA 24” will be replaced with the following:

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying portfolio investment. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by “market timing” or “excessive trading,” we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying portfolio that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund
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may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•Warning. Upon identification of activity that meets the market-timing criteria, you will be warned at the time of trade. If applicable, the plan will be notified.
•Restriction. A second incidence of activity meeting the market timing criteria will trigger a trade restriction, prohibiting you from investing in the variable investment option for thirty (30) days. We reserve the right to extend the trade restriction incrementally if the behavior recurs during the six-month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual investors, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific investors who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus investors) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios. Please refer to each underlying portfolio’s fund prospectus for more information on their market timing and excessive trading policies.
A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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